Robinhood Ventures Fund I Roadshow Kickoff

Youtube Event Page

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Robinhood Ventures Fund I
Roadshow
Kickoff

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[Title] Robinhood Ventures Fund I Roadshow Kickoff

[Description] Historically, investing in private markets has been limited to institutions and the elite. But not anymore. Join Vlad and the Robinhood Ventures team for the Robinhood Ventures Fund I Roadshow kickoff on Tuesday, February 17 at 10 AM PT to learn more about Robinhood Ventures—a new way for everyday investors to gain exposure to private companies.

Disclosures [Date Range: 2/11-2/16)

A registration statement relating to common shares of beneficial interest of Robinhood Ventures Fund I ("RVI") has been filed with the Securities and Exchange Commission (the "SEC") but has not yet become effective. The information in the registration statement and this communication is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended. The offering of common shares of beneficial interest of RVI will be made only by means of a prospectus forming part of the registration statement. You may get these

documents for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the prospectus, when available, may be obtained by contacting Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com; or from RVI by emailing corporate-legal-group@robinhood.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of RVI before investing. The prospectus, which will contain this and other information about RVI, should be read carefully before investing.